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                                                                         10.1(c)
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                             ROHN Industries, Inc.

                               6718 W. Plan Road
                                 P.O. Box 2000
                               Peoria, IL  61656
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                                 July 24, 1998


Mr. Brian B. Pemberton
President & CEO
ROHN Industries, Inc.
6718 W. Plank Road
Peoria, IL  61604

     Re:  Employment terms

Dear Brian:

     This letter is to confirm our mutual agreement to terminate the attached Change of Control Agreement, dated September 2, 1998, that was a part of my prior employment terms with ROHN Industries, Inc. This mutual termination is in exchange for the new employment terms that are set forth in your letter to me dated July 24, 1998, a copy of which is also attached.

     I look forward to providing continuing service to ROHN.

                                Very truly yours,



                                 /s/ David V. LaRusso
                                ----------------------------------------
                                David V. LaRusso
                                Vice President & Chief Financial Officer


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